BURNEY U.S. FACTOR ROTATION ETF Ticker Symbol: BRNY Listed on The Nasdaq Stock Market®	SUMMARY PROSPECTUS November 30, 2023 www.burneyetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated November 30, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.burneyetfs.com. You can also get this information at no cost by calling 215-882-9983.

INVESTMENT OBJECTIVE
Burney U.S. Factor Rotation ETF (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)1

Management Fee	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
1The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses, and fees and expenses associated with the Fund’s securities lending program, if applicable.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$81	$252	$439	$978
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period October 22, 2022 through July 31, 2023, the portfolio turnover rate for the Fund was 119% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Burney U.S. Factor Rotation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks long term growth of capital. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets plus the amount of any borrowings for investment purposes in U.S. listed common stock. The Fund will invest its assets in common stocks of large, mid, and small-capitalization companies. Security selection is determined based on a proprietary model developed by The Burney Company, the sub-adviser to the Fund (the “Sub-Adviser”).
The Sub-Adviser has observed that, over the long run, small and value stocks have shown a performance edge over large and growth companies. However, it has also observed that there are periods of time when large-cap stocks outperform small-cap stocks and when growth stocks outperform value stocks. As a result, the Fund will utilize a “factor rotation” style of investing that varies across large, small, value, and growth investment cycles (“Investment Cycles”). Specifically, Investment Cycles are defined as periods where the difference in return between small and large-cap stocks favor either small-cap stocks or large cap stocks and where the difference in return between growth and value stocks favor either growth or value stocks. Historically, the cyclical pattern of these market phases can be seen over a 36-month rolling period with regards to market cap size and a 12-month rolling period with regards to style (i.e., growth vs. value). As described further below, the Sub-Adviser analyzes market data related to these cycles to determine the allocation of the portfolio in large and small cap stocks and growth and value stocks.
The Sub-Adviser first sets Investment Cycle targets for the strategy based on the Investment Cycle it expects to outperform. Security selection is informed by the Sub-Adviser’s proprietary quantitative stock selection model that rates stocks on key valuation, growth, profitability, quality, and technical factors in addition to an alternative data set, which utilizes artificial intelligence to predict revenue beats by measuring a company’s digital footprint based on engagement on websites, social media, search results, and applications, comparing engagement to analyst expectations (“Alternative Data”). The universe of potential portfolio holdings includes U.S. listed common stock of small, mid, and large-capitalization companies. Stocks are classified as large, mid, or small-cap stocks and growth or value based on S&P’s classifications. In cases where S&P does not classify the market cap size and style of a stock, the Sub-Adviser classifies the stock as large, mid, or small-cap and growth or value in accordance with S&P’s methodology. This methodology uses market cap to determine the size of a company (small, medium or large) and growth factors, such as earnings per share growth and sales per share growth along with value factors like book value to price ratio, earnings to price ratio, and sales to price ratio to label companies as growth or value. The Sub-Adviser’s proprietary model then rates all stocks in its universe numerically. The Sub-Adviser uses a portfolio optimizer to select stocks for the strategy that are highly rated and fit the set size and style targets, in accordance with the steps set forth below.
The Sub-Adviser utilizes a five-step approach to select U.S. listed equity securities for the Fund.
Step 1: To determine the current Investment Cycle and its weight, the Sub-Adviser assesses market indices and trends to determine which factors are currently favored by the market. The Sub-Adviser observes rolling 36-month return differentials between small- and large-cap stocks to determine the current size cycle of the stock market and 12-month rolling return differentials between growth and value stocks to determine the current style cycle. The Sub-Adviser considers the length of time the current size and style market phase has lasted, whether it has peaked in magnitude, the direction of the trend in the rolling return differential data, and valuation dispersions to predict which size and style cycle is most likely to be in favor in the future. For example, a downturn in growth stocks and large cap securities could indicate a favorable environment for small cap securities and value stocks. This analysis creates a target weight of large vs. small capitalization and growth vs. value securities for the overall portfolio. The Fund will always have an allocation to each of the target Investment Cycles: Large, Small, Growth, and Value. While mid-cap securities are not its own Investment Cycle, mid-cap securities can be included within the Small Investment Cycle.
Step 2: The universe of potential securities is then evaluated by the Sub-Adviser utilizing a proprietary screen to exclude American Depositary Receipts, microcap companies (in this case, companies whose market capitalization is generally less than $1 billion), and stocks that have, in the judgment of the Sub-Adviser, poor liquidity as measured against average daily volume.

Step 3: The Sub-Adviser then deploys proprietary analysis whereby the remaining universe of securities are individually evaluated across several criteria (profitability, revenue, trend analysis, etc.). Each security is scored and ranked based on its weighted average score across various metrics, which include traditional accounting and price data metrics, as well as other Alternative Data. Alternative Data seeks to predict revenue beats using proprietary analysis of a company’s current traffic across its digital footprint relative to its historic norms and analyst expectations as an indicator of an upcoming revenue beat. The Sub-Adviser’s model gives the highest scores to those stocks with the highest weighted average rating across the various factors and Alternative Data.
Step 4: All eligible securities are then labeled in accordance with the Investment Cycle that is most relevant to each security. Stocks are classified as large, mid, or small-cap stocks and growth or value based on S&P’s classifications. In cases where S&P does not classify the size and style of a stock, the Sub-Advisor classifies the stock as large, mid, or small-cap and growth or value in accordance with the S&P methodology that uses market cap to determine the size of a company (small, medium or large) and growth factors, such as earnings per share growth and sales per share growth along with value factors like book value to price ratio, earnings to price ratio, and sales to price ratio to label companies as growth or value.
Step 5: Securities are then included in the portfolio using a portfolio optimizer to select stocks that are highly rated by the Sub-Adviser’s proprietary model and fit the set Investment Cycle targets. Thereafter, the Sub-Adviser qualitatively assesses the portfolio and may override certain securities recommended by the portfolio optimizer to the extent that a company has certain negative characteristics (e.g., litigation or other disadvantageous market factors) where benefits to the portfolio can be realized by selecting different investments within any of the Investment Cycle categories. In addition, the Sub-Adviser may opt to purchase a low-cost market beta ETF (e.g., small cap value ETF) for a portion of the portfolio. Nevertheless, portfolio overrides and ETF purchases are relatively infrequent. If ETFs are selected, they are expected to comprise 5% or less of the overall portfolio at any given time.
Historically, the Sub-Adviser has observed that a typical market cap size cycle lasts three to six years and a typical style cycle lasts 18 to 30 months. The rolling size and style cycle data is updated monthly and the decision to set size and style targets is reevaluated with the same frequency. The usual signal for identifying a cycle shift is identification that the rolling return differential has peaked, and the trend is moving back to the origin. This cycling momentum is analyzed against valuation dispersions to determine when a cycle shift is necessary. Size and style cycles can shift dramatically in a short period of time and there is a risk that the Sub-Adviser could react late to a change in Investment Cycles. It is also possible that an expected Investment Cycle change could fail to materialize as anticipated or otherwise does not occur.
The Fund is rebalanced monthly, and the Sub-Adviser limits portfolio turnover to no more than 37.5% per rebalance. The Fund may also invest in cash and cash equivalents and shares of money market funds. Under normal circumstances, the Fund will hold between 80 and 100 securities.
PRINCIPAL RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Risks”.
Equity Investing Risk. The Fund invests in equity securities, which involves risks such as such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Growth Stock Investment Risk. Growth-oriented common stocks may involve larger price swings and greater potential for loss than other types of investments. Growth stocks tend to trade at a premium when analyzed using tradition valuation metrics such as price-to-earnings ratio and price-to-book ratio. Due to this premium valuation, growth stocks tend to be more susceptible to big price swings. In bull markets, they tend to rise at a much faster pace than the overall market, and they tend to decline at a more rapid rate in bear markets.

Value Stock Investment Risk. A value stock may not increase in price if other investors fail to recognize the company’s value or the markets favor faster-growing companies. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values, including its assessment of their intangible value, or because the Sub-Adviser misjudged the company’s value. For any particular stock, there can be no assurances that the market will reflect the fair value of the stock, and it may remain undervalued.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and medium- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. These market cycles can cause the performance of large-capitalization companies to trail the overall performance of the broader securities markets.
Quantitative Security Selection & Model Risk. The Sub-Adviser uses a quantitative model, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. There can be no assurance that quantitative security selection will enable the Fund to achieve its investment objective.
Factor-Based Investing Risk. There can be no assurance that the factor-based investment selection process employed by the Sub-Adviser will enhance the Fund’s performance. Exposure to the Investment Cycles identified by the Sub-Adviser may detract from the Fund’s performance in some market environments, which may continue for prolonged periods. There is also the risk that the Sub-Adviser may incorrectly predict the market trends that lead to the portfolio’s allocation in the various Investment Cycles or the predicted Investment Cycles may fail to materialize, which may cause the Fund to lose money.
Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Sector Risk. If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than on a fund that is not overweighted in that sector. To the extent the Fund is overweighted in the Information Technology Sector, it will be affected by developments affecting that sector. Companies in that sector may be significantly affected by intense competition. In addition technology products may be subject to rapid obsolescence.

Monthly Rebalance Risk. Because the Sub-Adviser may recommend changes to the Fund’s portfolio on a monthly basis, (i) the Fund’s market exposure may be affected by significant market movements promptly following the most recent reconstitution that are not predictive of the market’s performance for the subsequent monthly period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) by as long as one-month if such changes first take effect promptly following a reconstitution. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

ETF Risks
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that either of the following events occurs, Shares may trade at a material discount to NAV and possibly face delisting: (i) Aps exit the business or otherwise become unable to process creation and/or redemption orders and no other Aps step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market® (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in a higher portfolio turnover rate. This will increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
Limited Operating History Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s and Sub-Adviser’s evaluations and assumptions regarding investments may not successfully achieve the Fund’s investment objective given actual market trends. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information is available on the Fund’s website at www.burneyetfs.com or by calling the Fund at (215) 882-9983.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	The Burney Company (“Sub-Adviser”)
PORTFOLIO MANAGERS
Andrew Pratt, Partner and Director of Investment Strategy, Joel Sues, Portfolio Manager and Evgeny Gushcha, Partner and Portfolio Manager of the Sub-Adviser, have each been primarily and jointly responsible for the day-to-day management of the Fund since October 2022.
Messrs. Pratt, Sues and Gushcha provide their recommendations to Messrs. Wm. Joshua Russell and Richard Shaner, Portfolio Managers of the Adviser are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Shaner has served as Portfolio Manager of the Fund since October 2022 and Mr. Russell has served as Portfolio Manager of the Fund since January 2023.
PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.